FGC P-1
                FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)
                         SUPPLEMENT DATED JUNE 15, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2004

The prospectus is amended as follows: on page FGC-1 under "Goals and Strategies" in the section "Main Investments," the last four bullet points, which conclude that section, are deleted in their entirety. Those bullet points are extraneous duplications of disclosure which will remain, under "Additional Information, All Funds" in the section "Additional Policies." As revised with the deletion of the extraneous bullet points, on page FGC-1 under "Goals and Strategies" the section "Main Investments" reads as follows:

 Under normal market conditions, the Fund invests at least 80% of its net assets in investments of communications companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Communications companies are those that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information. These companies may include, for example:

o companies involved in the provision of traditional telecommunications services, such as wireline and wireless services for the transmission of voice, video, and/or advanced data services;
o companies involved in the distribution of information such as: cable television, satellite, broadcasting, and print media companies, as well as data service providers;
o content providers including entertainment, media, advertising, software, and publishing companies;
o companies that sell, manufacture, and/or distribute communications equipment and components, including those that produce computer hardware and software used to enable communications; and
o companies that provide communication and computing related outsourcing services to enterprises and individuals. The Fund may buy communications companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than in companies in any other single country. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities. The Fund also may invest a significant portion of its assets in small capitalization companies, which have market capitalization values (share price multiplied by the number of common stock shares outstanding) of less than $1.5 billion. While the Fund seeks to invest in common stocks that the manager expects to pay dividends, at the present time, many of the securities of the global communications companies in which the Fund invests do not pay dividends. The Fund has a fundamental investment policy of investing at least 25% of its total assets in industries of the utilities sector. The utilities sector includes the communications industries.

               Please keep this supplement for future reference.